Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 11 – RELATED PARTY TRANSACTION

During the nine months ended September 30, 2018, the Company issued 5,000,000 shares of its Series C Preferred stock to Everett Dickson, the Company’s CEO for services rendered. The stock was valued based on the services performed for total non-cash expense of $120,000. The Series C has been classified on the balance sheet as mezzanine equity. The Series C has been classified on the balance sheet as mezzanine equity.

6.	Related Party Transactions

Certain directors and management are no longer with the Company, and as such, there are no longer any related-party transactions. Prior year amounts consisted of notes payable, accrued interest, and wages and consulting fee expenses accrued and owed to former officers and directors.